Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gain Therapeutics, Inc. (the "Company") for the quarterly period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Eric I. Richman, as Chief Executive Officer of the Company, and Salvatore Calabrese as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §-1350, as adopted pursuant to §-906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2022

/s/
/s/ Eric I Richman
Eric I. Richman
Chief Executive Officer
(Principal Executive Officer)

/s/ Salvatore Calabrese
Salvatore Calabrese
Chief Financial Officer
(Principal Financial Officer)